SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 13, 2019

TGI SOLAR POWER GROUP INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-51059	20-2976749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1011 Whitehead Road Ext, Suite 101, Ewing, NJ	08638
(Address of Principal Executive Offices)	(Zip Code)

(609) 201-2099
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	TSPG	OTC Markets

Item 8.01	Other Events.

TGI Solar Power Group, Incc. (“TGI”), a diversified technology company, today announced that it has hired Herb Ortiz, formerly with Energy in the Bank (EIB), to manage TGI’s green sustainable energy developments. Mr. Ortiz will oversee solar development and structured financing; he comes with years of experience and brings with him a staff of developers, salespeople, engineers and solar installers. Some members of his staff will join as employees, and some will stay as independent contractors.  TGI plans to bring in additional sales staff and trainees.

Mr. Ortiz stated, “I am looking forward to this new chapter of my career, and to the opportunity to work with such an innovative company as TGI. I believe renewable energy is the future and I am ready to meet new challenges with the fantastic team at TGI.”

TGI management is pleased with its decision to make Mr. Ortiz the head of the SOLAR Division, it will enhance TGI’s green sustainable energy developments.

For more information, please see www.otcMarkets.com under ticker symbol "TSPG", and visit our Facebook page www.facebook.com/TGISolarPower/

About TGI Solar: TGI SOLAR POWER GROUP INC. is a diversified holding company. TGI's strategy is to acquire innovative and patented technologies, components, processes, designs and methods with commercial value that will give competitive market advantage and generate shareholder value.

Safe Harbor Statements under the Private Securities Litigation Reform Act of 1965: Those statements contained herein which are not historical are forward-looking statements, and as such, are subject to risks and uncertainties that could cause actual operating results to materially differ from those contained in the forward-looking statements. Such statements include, but are not limited to, certain delays that are beyond the company's control, with respect to market acceptance of new technologies, or product delays in the testing and evaluation of products, and other risks, as detailed in the company's periodic filings with the Securities and Exchange Commission

For further information, inquire to:

HenryV@TGIPOWER.COM

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

TGI SOLAR POWER, GROUP INC.

Date: June 14, 2019	By:	/s/ Henry Val
Name: Henry Val Title: Chairman, Chief Executive Officer